UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
August 8, 2005 (August 4, 2005)

INVESTOOLS INC.

Exact Name of Registrant as Specified in its Charter

DELAWARE	0-31226	76-0685039
State of Incorporation or Organization	(Commission File Number)	(I.R.S. Employer Identification No.)

13947 SOUTH MINUTEMAN DRIVE, DRAPER UTAH		84020
Address of Principal Executive Offices		Zip Code

(801) 816-6913
Registrant’s telephone number,
including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 2.02               Results of Operations and Financial Condition.

On August 4, 2005, the Company issued a press release announcing its financial results for the three months ended June 30, 2005.  A copy of the press release is furnished as Exhibit 99.1 to this report and is incorporated herein by reference.  On August 8, 2005, the Company also posted to its corporate website under the Investor Relations section information provided to investors as part of the Company’s investor relations activities.  Such information is furnished as Exhibit 99.2 to this Current Report on Form 8-K.  The information in Item 2.02 of this Current Report on Form 8-K, including the exhibit, shall not be deemed  “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 7.01               Regulation FD Disclosure.

The Company is hereby furnishing information provided to investors as part of the Company’s investor relations activities, which information is posted on the Company’s corporate website under the Investor Relations section.  Such information is furnished as Exhibit 99.2 to this Current Report on Form 8-K.  The information in Item 7.01of this Current Report on Form 8-K, including the exhibit, shall not be deemed  “filed” for purposes of Section 18 of the Exchange Act, or incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01               Other Events.

During a conference call that was held on August 4, 2005, to discuss the Company’s financial results for the three months ended June 30, 2005, an investor asked a question related to the Company’s net operating loss carry forward.  The Company would like to clarify the response given by Ida K. Kane, Senior Vice President and Chief Financial Officer, to reflect that the Company’s net operating loss carry forward was $16.7 million at December 31, 2004, which information is contained in the Company’s Form 10-K/A as filed on May 2, 2005.

Item 9.01               Financial Statements and Exhibits.

99.1         Press release dated August 4, 2005, issued by INVESTools Inc.

99.2         INVESTools Investor Presentation dated August 8, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INVESTOOLS INC.

	By:	/s/	Ida K. Kane
Ida K. Kane
Chief Financial Officer

Dated: August 8, 2005

INDEX TO EXHIBITS

Exhibit Number	Exhibit
99.1	Press Release dated August 4, 2005, issued by INVESTools Inc.
99.2	INVESTools Investor Presentation dated August 8, 2005.